AMENDMENT NUMBER 3
                           TO PARTICIPATION AGREEMENT

WHEREAS, Security Benefit Life Insurance Company (the "Company"), Oppenheimer Variable Account Funds (the "Fund") and OppenheimerFunds, Inc. (the "Adviser") are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

WHEREAS, terms of the Agreement contemplate that Accounts and Contracts of the Company that are eligible to purchase Designated Portfolios of the Fund may be changed from time to time by amending Schedule A to the Agreement; and

WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

WHEREAS, capitalized terms used but not defined herein, shall have the meaning given them in the Agreement; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment #3 to the Agreement to be executed in its name and on its behalf by its duly authorized representative effective October 1, 2006.

Security Benefit Life Insurance Company
                                                       By its authorized officer
                                                       By:
                                                       Title:
                                                       Date:

Oppenheimer Variable Account Funds
                                                       By its authorized officer
                                                       By:
                                                       Title:
                                                       Date:


OppenheimerFunds, Inc.
                                                       By its authorized officer
                                                       By:
                                                       Title:
                                                       Date:

                                   SCHEDULE A

ACCOUNT(S) CONTRACT(S) DESIGNATED PORTFOLIO(S)

SBL Variable Annuity Account   SecureDesigns       Oppenheimer Main Street Small
XIV                            Variable Annuity    Cap Fund/VA-Service

SBL Variable Annuity Account   AdvanceDesigns      Oppenheimer Main Street Small
XIV                            Variable Annuity    Cap Fund/VA-Service

SBL Variable Annuity Account   AdvisorDesigns      Oppenheimer Main Street Small
XIV                                                Cap Fund/VA-Service

SBL Variable Annuity Account   EliteDesigns        Oppenheimer Main Street Small
XIV                                                Cap Fund/VA-Service

Variflex Separate Account      Variflex            Oppenheimer Main Street Small
                                                   Cap Fund/VA-Service

Variflex Separate Account      Variflex ES         Oppenheimer Main Street Small
                                                   Cap Fund/VA-Service

SBL Variable Annuity Account   Variflex LS         Oppenheimer Main Street Small
VIII                                               Cap Fund/VA-Service

SBL Variable Annuity Account   Variflex Signature  Oppenheimer Main Street Small
VIII                                               Cap Fund/VA-Service

SBL Variable Annuity Account   Variflex Extra      Oppenheimer Main Street Small
VIII                           Credit              Cap Fund/VA-Service

SBL Variable Annuity Account   ClassicStrategies   Oppenheimer Main Street Small
XVII                                               Cap Fund/VA-Service

SBL Variable Annuity Account   ThirdFed            Oppenheimer Balanced Fund/VA-
XVII                                                    Initial

                               AMENDMENT NUMBER 2
                           TO PARTICIPATION AGREEMENT

      WHEREAS, Security Benefit Life Insurance Company (the "Company"), Oppenheimer Variable Account Funds (the "Fund") and OppenheimerFunds, Inc (the "Adviser") are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

      WHEREAS, terms of the Agreement contemplate that Accounts and Contracts of the Company that are eligible to purchase Designated Portfolios of the Fund may be changed from time to time by amending Schedule A to the Agreement; and

      WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

      WHEREAS, capitalized terms used but not defined herein, shall have the meaning given them in the Agreement; and

      WHEREAS, all other terms of the Agreement shall remain in full force and effect;

      NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment #1 to the Agreement to be executed in its name and on its behalf by its duly authorized representative effective July 1, 2005.


Security Benefit Life

Insurance Company                          By its authorized officer

                                           By: /s/ Robert B. Ozenbaugh
                                              ----------------------------------

                                           Title: Vice President
                                                                ----------------

                                           Date: July 8, 2005
                                                             -------------------


Oppenheimer Variable Account Funds         By its authorized officer

                                           By: /s/
                                              ----------------------------------

                                           Title:    Treasurer
                                                 -------------------------------

                                           Date: 7/20/05
                                                --------------------------------

Oppenheimer Funds, Inc                     By its authorized officer

                                           By: /s/
                                              ----------------------------------

                                           Title: Vice President
                                                 -------------------------------

                                           Date: 7/20/05
                                                --------------------------------

                                                                    July 1, 2005

                                   SCHEDULE A


      ACCOUNT(S)                         CONTRACT(S)              DESIGNATED PORTFOLIO(S)
SBL Variable Annuity Account       SecureDesigns Variable        Oppenheimer Main Street
XIV                                Annuity                       Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       AdvanceDesigns Variable       Oppenheimer Main Street
XIV                                Annuity                       Small Cap Fund/VA-Service
                                                                 Class

Variflex Separate Account          Variflex                      Oppenheimer Main Street
                                                                 Small Cap Fund/VA -Service
                                                                 Class

Variflex Separate Account          Variflex ES                   Oppenheimer Main Sheet
                                                                 Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       Variflex LS                   Oppenheimer Main Street
VIII                                                             Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       Variflex Signature            Oppenheimer Main Street
VIII                                                             Small Cap Fund/VA -Service
                                                                 Class

SBL Variable Annuity Account       Variflex Extra Credit         Oppenheimer Main Street
VIII                                                             Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       ClassicStrategies             Oppenheimer Main Street
XVII                                                             Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       ThirdFed                      Oppenheimer Balanced
XVII                                                             Fund/VA - Initial Class,
                                                                 CUSIP #683811608


                               AMENDMENT NUMBER 1
                           TO PARTICIPATION AGREEMENT

      WHEREAS, Security Benefit Life Insurance Company (the "Company"), Oppenheimer Variable Account Funds (the "Fund") and OppenheimerFunds, Inc. (the "Adviser") are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

      WHEREAS, terms of the Agreement contemplate that Accounts and Contracts of the Company that are eligible to purchase Designated Portfolios of the Fund may be changed from time to time by amending Schedule A to the Agreement; and

      WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

      WHEREAS, capitalized terms used but not defined herein, shall have the meaning given them in the Agreement; and

      WHEREAS, all other terms of the Agreement shall remain in full force and effect;

      NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment #1 to the Agreement to be executed in its name and on its behalf by its duly authorized representative effective

January 30, 2004.

Security Benefit Life
Insurance Company                          By its authorized officer

                                           By: /s/ Kalman Bakk
                                              ----------------------------------
                                                   Kalman Bakk

                                           Title: Senior Vice President and
                                                  Chief Marketing Office
                                                 -------------------------------
                                           Date: 3/22/04
                                                --------------------------------


Oppenheimer Variable Account Funds         By its authorized officer

                                           By: /s/
                                              ----------------------------------
                                           Title:   Secretary & Vice President
                                                 -------------------------------

                                           Date: January 6, 2005
                                                --------------------------------

OppenheimerFunds, Inc.                     By its authorized officer

                                           By: /s/
                                              ----------------------------------

                                           Title:  Vice President
                                                 -------------------------------

                                           Date: 1/14/05
                                                --------------------------------

                                                                January 30, 2004

                                   SCHEDULE A


ACCOUNT(S)                         CONTRACT(S)                   DESIGNATED PORTFOLIO(S)
SBL Variable Annuity Account       SecureDesigns Variable        Oppenheimer Main Street
XIV                                Annuity                       Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       AdvanceDesigns Variable       Oppenheimer Main Street
XIV                                Annuity                       Small Cap Fund/VA-Service
                                                                 Class

Variflex Separate Account          Variflex                      Oppenheimer Main Street
                                                                 Small Cap Fund/VA-Service
                                                                 Class

Variflex Separate Account          Variflex ES                   Oppenheimer Main Street
                                                                 Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       Variflex LS                   Oppenheimer Main Street
VIII                                                             Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       Variflex Signature            Oppenheimer Main Street
VIII                                                             Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       Variflex Extra Credit         Oppenheimer Main Street
VIII                                                             Small Cap Fund/VA-Service
                                                                 Class

SBL Variable Annuity Account       ClassicStrategies             Oppenheimer Main Street
XVII                                                             Small Cap Fund/VA-Service
                                                                 Class


                             PARTICIPATION AGREEMENT

                                      AMONG

                    SECURITY BENEFIT LIFE INSURANCE COMPANY,

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS,

                                       AND

                             OPPENHEIMERFUNDS, INC.

      THIS AGREEMENT, dated as of the 1st day of May, 2003, by and among Security Benefit Life Insurance Company, (the "Company"), a stock life insurance company organized under the laws of the State of Kansas, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto, as may be amended from time to time (each an "Account"), Oppenheimer Variable Account Funds (the "Fund"), an open-end management investment company organized under the laws of the State of Massachusetts, and OppenheimerFunds, Inc. (the "Adviser"), a corporation organized under the laws of the State of Colorado.

      WHEREAS, the shares of beneficial interest/common stock of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (each a "Portfolio"); and

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the " 1933 Act"); and

      WHEREAS, the Adviser, which serves as investment adviser to the Fund, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Company has issued or will issue certain variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement; and

      WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

      WHEREAS, the Company intends to purchase shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios"), on behalf of the Account to fund the aforesaid Contracts;

      NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Adviser agree as follows:

ARTICLE I. SALE OF FUND SHARES

            1.1. Subject to Article IX hereof, the Fund agrees to make available to the Company for purchase on behalf of the Account, shares of the Designated Portfolios, such purchases to be effected at net asset value in accordance with
Section 1.3 of this Agreement, increased by any initial sales charge, if the Fund's prospectus then in effect imposes such a charge on such purchases. Notwithstanding the foregoing, (i) the Portfolios (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Fund may so provide, and (ii) the Board of Trustees of the Fund (the "Board") may refuse to sell shares of the Designated Portfolio to any person, or suspend or terminate the offering of shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is in the best interests of the shareholders of such Designated Portfolio. The Fund may restrict or refuse investments through Accounts by market timers as described in the Fund's then current prospectus. Further, it is acknowledged and agreed that the availability of shares of the Fund shall be subject to the Fund's then current prospectus and statement of additional information, federal and state securities laws and applicable rules and regulations of the SEC and the NASD.

            1.2. The Fund shall redeem, at the Company's request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with
Section 1.3 of this Agreement. Notwithstanding the foregoing, the Fund may delay redemption of Fund shares of any Designated Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder. In addition, the Fund may redeem shares of any Designated Portfolio in kind to the extent permitted by Ru1e 18f-l of the 1940 Act and any rules thereunder. The Company agrees to purchase and redeem the shares of each Designated Portfolio in accordance with the provision of that Portfolio's then current prospectus and statement of additional information.

            1.3. PURCHASE AND REDEMPTION PROCEDURES

                    (a) The Fund hereby appoints the Company as an agent of the Fund for the limited purpose of receiving and accepting purchase and redemption requests on behalf of the Account for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt and acceptance of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which a Designated Portfolio calculates its net asset value (a "Business Day") pursuant to the rules of the Securities and Exchange Commission ("SEC"), by the Company as such limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund's prospectus shall constitute receipt and acceptance by the Designated Portfolio on that same Business Day, provided that the Fund receives notice of such request by 9:30 a.m. Eastern Time on the next following Business Day.

                    (b) The Company shall pay for shares of each Designated Portfolio on the same Business Day that it notifies the Fund of a purchase request for such shares. Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Fund or other designated person by wire to be received by 2:00 p.m. Eastern Time on the Business Day the Fund is notified of the purchase request for Designated Portfolio shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account, or unless the Fund otherwise determines and so advises the Company to delay the date of payment, to the extent the Fund may do so under the 1940 Act). Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

                    (c) Payment for Designated Portfolio shares redeemed by the Account or the Company shall be made by the Fund in federal funds transmitted by wire to the Company or any other designated person by 2 p.m. Eastern Time on the same Business Day the Fund is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then-current prospectus.

            1.4. The Fund shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 6:30 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund's prospectus. If the Trust provides the Company with materially incorrect share net asset value information through no fault of the Company, the Company on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error (determined in accordance with SEC guidelines) in the calculation of the net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery.

            1.5. The Fund shall use its best efforts to furnish notice (by wire or telephone followed by written confirmation) to the Company of any income dividends or capital gain distributions payable on any Designated Portfolio shares by the record date, but in no event later than 6:30 p.m. Eastern Time on the ex-dividend date. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election by written notice to the Fund and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

            1.6. Issuance and transfer of Fund shares shall be by book entry only. Share certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.


            1.7. (a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other insurance companies and the cash value of the Contracts may be invested in other investment companies.

                    (b) The Company shall not, without prior notice to the Adviser (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

                    (c) The Company shall not, without prior notice to the Fund, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board.

            1.8 The parties may agree, in lieu of the procedures set forth above in this Article 1, to place and settle trades for Fund shares through a clearing corporation. In the event that such a clearing corporation is used, the parties agree to abide by the rules of the clearing corporation.

ARTICLE II. REPRESENTATIONS AND WARRANTIES

            2.1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued, offered and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws and regulations and National Association of Securities Dealers, Inc. ("NASD") conduct rules. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account as a segregated asset account under Kansas insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding or until registration is no longer required under federal securities laws, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act.

            2.2. The Company represents and warrants that the contracts are currently and at the time of issuance will be treated as life insurance or annuity contracts under applicable provisions of the Code and the regulations thereunder, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In addition, the Company represents and warrants that the Accounts are "segregated asset accounts" and that interests in the Accounts are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under
Section 817 of the Code and the regulations thereunder (and any amendments or other modifications to such section or such regulations and any revenue rulings, revenue procedures, notices or other published announcements of the Internal Revenue Service interpreting these provisions). The Company shall continue to meet such definitional requirements, and it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future. The Company represents and warrants.

that it will not purchase Fund shares with assets derived from tax-qualified retirement plans except indirectly, through Contracts purchased in connection with such plans.

            2.3. If the Contracts purchase shares of a series and class of the Fund that have adopted a plan under Rule l2b-l under the 1940 Act to finance distribution expenses (a"12b-l Plan"), the Company agrees to provide the Trustees with any information as may be reasonably necessary for the Trustees to review the Fund's 12b-l Plan or Plans.

            2.4. The Fund represents and warrants that Designated Portfolio shares sold pursuant to this Agreement shall be registered under the 1933 Act, shall be duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

            2.5. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

            2.6. The Adviser represents and warrants that it is registered as an investment adviser with the SEC.

            2.7. The Fund and the Adviser represent and warrant that all of their trustees/directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

            2.8. The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $10 million. To the extent that the Fund or Adviser has suffered a loss as a result of conduct on the part of the Company or its employees, offices, directors or agents, the Company agrees that any amount received under such bond in connection with claims that derive from arrangements described in this Agreement will be paid by the Company for the benefit of the

Fund. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Adviser in the event that such coverage no longer applies. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

            2.9 The Fund will not sell shares of the Designated Portfolio(s) to any other participating insurance company separate account unless an agreement containing a provision similar in substance to Section 2.2 of this Agreement is in effect to govern such sales, it being understood that this provision shall apply prospectively to participation agreements that the Fund enters into on or after the date hereof.

ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS: VOTING

            3.1. The Fund shall provide the Company with as many printed copies of the current prospectus, current Statement of Additional Information ("SAI"), supplements, proxy statements, and annual or semi-annual reports of each Designated Portfolio (for distribution to Contract owners with value allocated to such Designated Portfolios) as the Company may reasonably request to deliver to existing Contract owners. If requested by the Company in lieu thereof, the Fund shall provide such documents (including a "camera-ready" copy of such documents as set in type, a diskette in the form sent to the financial printer, or an electronic copy of the documents in a format suitable for posting on the Company's website, all as the Company may reasonably request) and such other assistance as is reasonably necessary in order for the Company to have prospectuses, SAIs, supplements and annual or semi-annual reports for the Contracts and the Fund printed together in a single document or posted on the Company's web-site or printed individually by the Company if it so chooses. The Adviser shall be permitted to review and approve the typeset form of the Fund's Prospectus prior to such printing. The expenses associated with printing and providing such documentation shall be as set forth in Article V.

            3.2. The Fund's prospectus shall state that the current SAI for the Fund is available.

            3.3. The Fund shall provide the Company with information regarding the Fund's expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract. The Company agrees that it will use such information substantially in the form provided. The Company shall provide prior written notice of any proposed modification of such information, which notice will describe the manner in which the Company.

proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund, which consent shall not be unreasonably withheld.

            3.4. The Fund will pay or cause to be paid the expenses associated with text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies related to the Fund, consistent with applicable provisions of the 1940 Act.

            3.5. In the event a meeting of shareholders of the Fund (or any Designated Portfolio) is called by the Trustees, the Company shall:

            (i)     solicit voting instructions from Contract owners;

            (ii) vote the Portfolio(s) shares held in the Account in accordance with instructions received from Contract owners;

            (iii) vote the Portfolio(s) shares held in the Account for which no instructions have been received, in the same proportion as Portfolio(s) shares for which instructions have been received from Contract owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners; and

            (iv) take responsibility for assuring that the Accounts calculate voting privileges in a manner consistent with other Participating Insurance Companies. The Fund and Adviser agree to assist the Company and the other Participating Insurance Companies in carrying out this responsibility.

            3.6 The Fund and the Adviser shall provide the Company with as much notice as is reasonably possible under the circumstances of any prospectus stickers or supplements for a Designated Portfolio.

ARTICLE IV. SALES MATERIAL AND INFORMATION

            4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops or otherwise uses which is not provided by the Funds and in which the Fund (or a Designated Portfolio thereof) or the Adviser is named. No such material shall be used until approved by the Fund or its designee, and the Fund will use its best efforts for it or its designee to review such sales literature or promotional material within seven (7) Business Days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of previously approved sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser is named, and no such material shall be used if the Fund or its designee so objects.

            4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

            4.3. The Fund and the Adviser, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops or otherwise uses which is not provided by the Company and in which the Company, and/or the Account, is named. No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within ten (10) Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of previously approved sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

            4.4. The Fund shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

            4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above,, that relate to the Designated Portfolios or their shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

            4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Fund and the Adviser any complaints received from the Contract owners pertaining to the Fund or a Designated Portfolio.

            4.7. The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Fund's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Fund will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

ARTICLE V. FEES AND EXPENSES

            5.1. The Fund and Adviser shall pay no fee or other compensation to the Company under this Agreement. Nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Fund and/or to the Accounts..

            All expenses incident to performance by each party of its respective duties under this Agreement shall be paid by that party. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials, costs of tabulating Fund shares voted in response to a solicitation of proxies by the Fund and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares. The Fund shall bear the expenses of distributing the Fund's proxy materials and reports to existing Contract owners. With respect to any prospectuses for the Designated Portfolio that are printed in combination with any one or more

Contract prospectus (the "Prospectus Booklet"), the costs of printing Prospectus Booklets for distribution to existing Contract owners shall be prorated to the Fund based on (a) the ratio of the number of pages of the prospectuses included for the Portfolio in the Prospectus Booklets to the number of pages in the Prospectus Booklet as a whole, provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Contracts not funded by the Designated Portfolios.

            5.2. The Company shall bear the expenses incident to (including the costs of printing) sales literature and other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) is named.

ARTICLE VI. QUALIFICATION

      6.1 The Adviser represents and warrants that each Designated Portfolio is or will be qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code,") and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) and that the Adviser will notify the Company immediately upon having a reasonable basis for believing that any Designated Portfolio has ceased to so qualify or that a Designated Portfolio might not so qualify in the future.

      6.2 The Adviser represents and warrants that each Designated Portfolio will comply and will maintain each Designated Portfolio's compliance with the diversification requirements set forth in Section 817(h) of the Internal Revenue Code (or any successor or similar provisions and Section 1.817-5(b) of the regulations under the Code (or any successor or similar provisions) or will take all reasonable steps to meet the diversification requirements within the grace period afforded by Section 1.817-5 of the regulations under the Code. The Adviser will notify the Company immediately upon having a reasonable basis for believing that a Designated Portfolio has ceased to so comply or that a Designated Portfolio might not comply in the future.

ARTICLE VII. POTENTIAL CONFLICTS

      7.1 The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of a Designated Portfolio are managed; (e) a difference in voting instructions given by participating insurance companies or by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of Contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

      7.2 The Company has reviewed a copy of the Mixed and Shared Funding Exemptive Order, and in particular, has reviewed the conditions to the requested relief set forth therein. The Company agrees to be bound by the responsibilities of a participating insurance company as set forth in the Mixed and Shared Funding Exemptive Order, including without limitation the requirement that the Company report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities in monitoring such conflicts under the Mixed and Shared Funding Exemptive Order, by providing the Board in a timely manner with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded and by confirming in writing, at the Fund's request, that the Company is unaware of any such potential or existing material irreconcilable conflicts.

      7.3 If it is determined by a majority of the Board, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists, the Company shall, at its expenses and to the extent reasonably practicable, (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the Accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio or Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that vote in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate accounts. The Company's obligations under this Section 7.3 shall not depend on whether other affected Participating Insurance Companies fulfill a similar obligation.

      7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision could conflict with the majority of Contact owner instructions, the Company may be required, at the Fund's election, to withdraw the Accounts' investment in the Fund and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of the six month period the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Fund.

      7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the Accounts' investment in the Fund and terminate this Agreement within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Fund, subject to applicable regulatory limitation.

      7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the particular Accounts' investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

                          ARTICLE VIII. INDEMNIFICATION

            8.1     INDEMNIFICATION BY THE COMPANY

                    8.1(a). The Company agrees to indemnify and hold harmless each of the Fund and the Adviser and each of its trustees/directors and officers, and each person, if any, who controls the Fund or Adviser within the meaning of Section 15 of the 1933 Act or who is under common control with the Fund or the Adviser (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) or settlements:

                    (i) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933
            Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Adviser for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares, or

                    (ii) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company's authorization or control, with respect to the sale or distribution of the Contracts or Fund shares, or

                    (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

                    (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

                    (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

                    8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

                    8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                    8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

            8.2     INDEMNIFICATION BY THE ADVISER

                    8.2(a). The Adviser agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) or settlements:

                    (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                    (ii) arise out of or as a result of statements or representations by or on behalf of the Fund or the Adviser (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Fund or the Adviser) or wrongful conduct of the Adviser or the Fund with respect to the sale or distribution of the Contracts or Fund shares; or

                    (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser or the Fund; or

                    (iv) arise as a result of any failure by the Fund or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

                    (v) arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Adviser or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Adviser or the Fund;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

                    8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

                    8.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such

Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                    8.2(d). The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

            8.3     INDEMNIFICATION BY THE FUND

                    8.3(a). The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

                    (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

                    (ii) arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof. The parties acknowledge that the Fund's indemnification obligations under this Section 8.3 are subject to applicable law. The Company agrees that, in the event an obligation to indemnify exists pursuant to Section
8.3 as well as Section 8.2 hereof, it will seek satisfaction under the indemnification provisions of Section 8.2 before seeking indemnification under this Section 8.3.

                    8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

                    8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                    8.3(d). The Company agrees promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX. APPLICABLE LAW

      9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Kansas, without regard to the conflict of laws provisions thereof.

      9.2 This Agreement shall be subject to the provisions of the 1933 and 1940 Acts as well as the Exchange Act of 1934, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. TERMINATION

      10.1 This Agreement shall continue in full force and effect until the first to occur of:

            (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by six (6) months advance written notice delivered to the other parties; or

            (b) termination by the Company by written notice to the other parties based upon the Company's reasonable, good faith determination that shares of the Designated Portfolio are not reasonably available to meet the requirements of the Contracts. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished by the Company; or

            (c) termination by the Company by written notice to the other parties in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

            (d) termination by the Fund or Adviser in the event that formal administrative proceedings are instituted against the Company (or its affiliates) by the National Association of Securities Dealers, Inc. (the "NASD"), the SEC, the Insurance Commissioner, state securities department or like official of any state or any other regulatory body that the Fund or Adviser determines in its sole judgment exercised in good faith will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

            (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund or Adviser (or any of their respective controlled affiliates) by the SEC or any state securities department or any other regulatory body that the Company determines in its sole judgment exercised in good faith will have a material adverse effect upon the ability of the Fund or Adviser to perform its obligations under this Agreement; or

            (f) termination by the Company by written notice to the other parties in the event that any Designated Portfolio ceases to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, or if the Company reasonably believes that any such Portfolio may fail to so qualify or comply; or

            (g) termination by the Company by written notice to the Fund and the Adviser in the event that any Designated Portfolio fails to meet the diversification requirements specified in
                    Article VI hereof, or if the Company, in good faith, reasonably believes that any Designated Portfolio may feel to meet such diversification requirements; or

            (h) termination by either the Fund or the Adviser by written notice to the other parties, if either one or both the Fund and the Adviser, respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

            (i) termination by the Company by written notice to the other parties, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

            (j)     termination as provided in Article VII; or

            (k) termination by the Company or the Fund upon a determination by a majority of the Board, or a majority of the disinterested Board members, that an irreconcilable material conflict exists among the interests of (i) all Contract owners of variable insurance products of all separate accounts; or (ii) the interests of Participating Insurance Company investing in the Fund as delineated in Article VII of this Agreement; or

            (l) termination by any party to this Agreement, upon another party's failure to cure a material breach of any provision of this Agreement within thirty days after written notice thereof; or

            (m) termination by the Fund in the event any of the Contracts are not issued or sold in accordance with applicable requirements of federal and/or state securities law.

            (n) termination by the Company or the Fund upon receipt of any necessary regulatory approvals or the vote of the Contract owners having an interest in the Account to substitute the shares of another investment company or series thereof for shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts. The Company will give at least 45 days prior written notice to the Fund and Adviser of the date of any proposed vote or other action taken to replace the Fund's shares.

      10.2 Notwithstanding any termination of this Agreement, the Fund and the Adviser shall, at the option of the Company, continue to make available additional shares of the Fund for up to six months following termination, pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless the Company seeks an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios, provided that the Fund and/or Portfolio has not been terminated or otherwise closed by the Fund's Board to current investors and investments. Specifically, for up to six months following termination of this Agreement, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Company). Neither this, nor any other provision in the agreement, will interfere with the Board's ability to take action it determines in good faith it is required to take under the 1940 Act and/or state law.

      10.3 Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XI. NOTICES

            Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

      If to the Company:             Security Benefit Life Insurance Company
                                     Attention General Counsel
                                     One Security Benefit Place
                                     Topeka, Kansas 66636 - 0001

      If to the Fund:                Oppenheimer Variable Account Funds
                                     498 Seventh Avenue
                                     14th Floor
                                     New York, New York 10018
                                     Attn: General Counsel

                                     With a copy to:

                                     Myer, Swanson, Adams & Wolf, P.C.
                                     1600 Broadway
                                     Suite 1480
                                     Denver, Colorado 80202

      If to Adviser:                 OppenheimerFunds, Inc.
                                     498 Seventh Avenue
                                     14th Floor
                                     New York, New York 10018
                                     Attn: General Counsel

ARTICLE XII. Miscellaneous

            12.1 All persons dealing with the Fund must look solely to the property of the respective Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Adviser for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

            12.2 Subject to the requirements of legal process and regulatory authority, the Fund and the Adviser shall treat as confidential the names and addresses of the owners of the Contracts. Each party shall treat as confidential all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement and by Title V, Subtitle A of the Gramm-Leach-Bliley Act and by regulations adopted thereunder by regulators having jurisdiction over the parties hereto, shall not disclose, disseminate or utilize such information without the express written consent of the affected party until such time as such information has come into the public domain.

            12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

            12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

            12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

            12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Kansas Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable insurance operations of the Company are being conducted in a manner consistent with the Kansas insurance laws and regulations and any other applicable law or regulations.

            12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

            12.8 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, the Adviser may transfer or assign its rights, duties and obligations hereunder or interest herein to any entity owned, directly or indirectly, by Oppenheimer Acquisition Corp. (the Adviser's parent corporation) or to a successor in interest pursuant to a merger, reorganization, stock sale, asset sale or other transaction, without the consent of the Company, as long as (i) that assignee agrees to assume all the obligations imposed on the Adviser by the Agreement, and (ii) the Fund consents to that assignment.

            12.9 The Company and the Adviser each understand and agree that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund with respect to the Designated Portfolio(s) and the Designated Portfolio(s)' property; The Company and the Adviser each represent that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

Security Benefit Life                      By its authorized officer
Insurance Company
                                           By:  /s/ Kal Bakk
                                              ----------------------------------

                                           Title: Senior Vice President
                                                 -------------------------------

                                           Date: April 30, 2003
                                                --------------------------------

Oppenheimer Variable Account Funds         By its authorized officer

                                           By: /s/ DENIS MOLLEUR
                                              ----------------------------------
                                                   DENIS MOLLEUR

                                           Title: ASSISTANT SECRETARY
                                                 -------------------------------

                                           Date: May 1, 2003
                                                --------------------------------

OppenheimerFunds, Inc.                     By its authorized officer

                                           By: /s/ DENIS MOLLEUR
                                              ----------------------------------
                                                   DENIS MOLLEUR

                                           Title: VICE PRESIDENT & SENIOR
                                                  COUNSEL
                                                 -------------------------------
                                           Date: May 1, 2003
                                                --------------------------------

                                                                      May 1,2003

                                   SCHEDULE A


         ACCOUNT(S)                      CONTRACT(S)                DESIGNATED PORTFOLIO(S)
SBL Variable Annuity Account       SecureDesigns Variable        Oppenheimer Main Street Small
XIV                                Annuity                       Cap Fund/VA-Service Class

SBL Variable Annuity Account       AdvanceDesigns Variable       Oppenheimer Main Street Small
XIV                                Annuity                       Cap Fund/VA-Service Class

                             OPPENHEIMERFUNDS, INC.
                               498 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018

         DESCRIPTION OF PORTFOLIO PROXY VOTING PROCEDURES AND GUIDELINES
                                 AUGUST 1, 2003

      Under the investment advisory agreement between OppenheimerFunds, Inc. ("OFI") and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the Oppenheimer funds ("portfolio proxies") is within OFI's responsibility to supervise the Funds' investment program.

      In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

OBJECTIVE

      OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the Fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. When making portfolio proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues. In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

PROXY VOTING AGENT

      OFI, on behalf of the Funds, has engaged an independent unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The proxy voting agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting agent will refer proxy voting questions to the Proxy Voting Coordinator (described below) for instructions under circumstances where: (1) a particular proxy question is not covered by the Proxy Voting Guidelines; or (2) the Proxy Voting Guidelines call for instructions on a case-by-case basis.

PROXY VOTING COORDINATOR

      The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

CONFLICTS OF INTEREST

      OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

SUMMARY OF PORTFOLIO PROXY VOTING GUIDELINES

      The following is a summary of the Portfolio Proxy Voting Guidelines under which OFI votes proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OFI is the sub-adviser (unless the fund's adviser has advised OFI that the adviser will vote the fund's portfolio proxies). Under Portfolio Proxy Voting Guidelines:

o We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

o In general, we oppose anti-takeover proposals and support elimination of anti- takeover proposals, absent unusual circumstances.

o We support shareholder proposals to reduce a super-majority vote requirement.

o     We oppose management proposals to add a super-majority vote requirement.

o We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one- year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

o We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

o     We oppose re-pricing of stock options.

o In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

A copy of the Portfolio Proxy Voting Procedures and Guidelines and the proxy voting record is available upon request to OppenheimerFunds, Inc. 498 Seventh Avenue, 10th Floor, New York, NY 10018, Attn: Proxy Department.


August 1,2003

                               AMENDMENT NUMBER 4
                           TO PARTICIPATION AGREEMENT

WHEREAS, Security Benefit Life Insurance Company (the "Company"), Oppenheimer Variable Account Funds (the "Fund") and OppenheimerFunds, Inc. (the "Adviser") are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

WHEREAS, terms of the Agreement contemplate that Accounts and Contracts of the Company that are eligible to purchase Designated Portfolios of the Fund may be changed from time to time by amending Schedule A to the Agreement; and

WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

WHEREAS, capitalized terms used but not defined herein, shall have the meaning given them in the Agreement; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment #4 to the Agreement to be executed in its name and on its behalf by its duly authorized representative effective as of March 1, 2007.

Security Benefit Life Insurance Company

                                                  By its authorized officer

                                                  By: /s/ [ILLEGIBLE]
                                                  Title: Chief Operating Officer
                                                  Date: 3/9/07

Oppenheimer Variable Account Funds

                                                  By its authorized officer

                                                  By: /s/ [ILLEGIBLE]
                                                  Title: Treasurer
                                                  Date: 3-1-07

OppenheimerFunds, Inc

                                                  By its authorized officer

                                                  By: /s/ [ILLEGIBLE]
                                                  Title: Vice President
                                                  Date:1/26/07

                                   Schedule A

          Account(s)          Contract(s)         Designated Portfolio(s)

SBL Variable Annuity Account  SecureDesigns       Oppenheimer Main Street Small
XIV                           Variable Annuity    Cap Fund/VA-Service
                                                  Oppenheimer Core Bond Fund/VA-
                                                  Service

SBL Variable Annuity Account  AdvanceDesigns      Oppenheimer Main Street Small
XIV                           Variable Annuity    Cap Fund/VA-Service

SBL Variable Annuity Account  AdvisorDesigns      Oppenheimer Main Street Small
XIV                                               Cap Fund/VA-Service

SBL Variable Annuity Account  EliteDesigns        Oppenheimer Main Street Small
XIV                                               Cap Fund/VA-Service

Variflex Separate Account     Variflex            Oppenheimer Main Street Small
                                                  Cap Fund/VA-Service

Variflex Separate Account     Variflex ES         Oppenheimer Main Street Small
                                                  Cap Fund/VA-Service

SBL Variable Annuity Account  Variflex LS         Oppenheimer Main Street Small
VIII                                              Cap Fund/VA-Service

SBL Variable Annuity Account  Variflex Signature  Oppenheimer Main Street Small
VIII                                              Cap Fund/VA-Service

SBL Variable Annuity Account  Variflex Extra      Oppenheimer Main Street Small
VIII                          Credit              Cap Fund/VA-Service

SBL Variable Annuity Account  ClassicStrategies   Oppenheimer Main Street Small
XVII                                              Cap Fund/VA-Service

SBL Variable Annuity Account  ThirdFed            Oppenheimer Balanced Fund/VA-
XVII                                              Initial